                         Report of Independent Auditors


To the Stockholder and Management of
CDMI Productions, Inc.


We have audited the accompanying balance sheet of CDMI Productions, Inc. (a development stage company) as of January 31, 2002, and the related statements of operations, stockholder's deficiency and cash flows for the period from November 13, 2001 (inception) through January 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CDMI Productions, Inc. as of January 31, 2002, and the results of its operations and its cash flows for the period from November 13, 2001 (inception) through January 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements indicated above have been prepared assuming CDMI Productions, Inc. will continue as a going concern. As more fully described in Note 1, CDMI Productions, Inc. had negative cash flow from operations of $21,996 and has incurred a net loss of $26,496 in the period ended January 31, 2002. These losses have adversely impacted CDMI Productions, Inc.'s working capital. These matters raise substantial doubt about CDMI Productions, Inc.'s ability to continue as a going concern. Management's plans in regards to these matters are more fully described in Note 1. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.


                                                    Ernst & Young LLP
                                             ----------------------------
                                                /s/ Ernst & Young LLP


Los Angeles, California
February 20, 2002

                             CDMI Productions, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company)

                                  Balance Sheet

                                                 January 31, 2002      August 31, 2002
                                                 -------------------------------------
                                                                         (unaudited)
ASSETS
Current assets:
  Cash                                                  $   8,004          $     492
                                                        ---------          ---------
     Total current assets                                   8,004                492
                                                        ---------          ---------
Equipment:
  Rental equipment                                           --              200,000
  Other equipment                                            --                2,313
                                                        ---------          ---------
                                                             --              202,313
  Accumulated depreciation                                   --               13,361
                                                        ---------          ---------
                                                             --              188,952
                                                        ---------          ---------
Total assets                                            $   8,004          $ 189,444
                                                        =========          =========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
  Accrued liabilities                                   $   4,500          $  82,585
  Advances from affiliates                                 15,000            278,000
  Loans payable - related parties                          15,000             48,398
                                                        ---------          ---------
Total  current liabilities                                 34,500            408,983
                                                        ---------          ---------
Deferred rental income                                                         8,596
                                                        ---------          ---------
Stockholders' Deficiency:
   Preferred stock, $0.01 par value -
     5,000,000 shares authorized,
      none outstanding                                         --                 --
  Common stock,  $0.001 par value,
      10,000,000 shares authorized,
       2,169,689 shares subscribed (January 31,
       2002) and 2,169,689 shares issued and
       and outstanding (August 31, 2002)                    2,169              2,169
      Less subscription receivable from
       stockholder  for common stock                       (2,169)
  Deficit accumulated during development
     stage                                                (26,496)          (230,304)
                                                        ---------          ---------
Total stockholders' deficiency                            (26,496)          (228,135)
                                                        ---------          ---------
Total liabilities and stockholders'
  deficiency                                            $   8,004          $ 189,444
                                                        =========          =========

See accompanying notes.

                             CDMI Productions, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company)

                            Statements of Operations

                                            Period November 13,                         Period November 13,
                                            2001 (inception) to   February 1, 2002 to   2001 (inception) to
                                             January 31, 2002      August 31, 2002        August 31, 2002
                                            --------------------------------------------------------------------
                                                                     (unaudited)            (unaudited)
General and administrative expenses           $   (26,496)          $  (216,235)           $   (242,731)
Rental income, net of related expense                   0                12,427                  12,427
                                              -----------           -----------            ------------
Net loss                                      $   (26,496)          $  (203,808)           $   (230,304)
                                              ===========           ===========            ============
Net loss per common share - basic
  and diluted                                 $     (0.01)          $     (0.10)           $      (0.11)
                                              ===========           ===========            ============
Weighted average common shares
  outstanding - basic and diluted               2,169,689             2,169,689               2,169,689
                                              ===========           ===========            ============


See accompanying notes.

                             CDMI Productions, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company


                     Statements of Stockholders' Deficiency


                                                              Subscription
                                                               Receivable          Deficit
                                                                  From           Accumulated
                                           Common Stock        Stockholder         During
                                        --------------------   for Common        Development
                                        Shares       Amount       Stock             Stage                  Total
                                       ----------------------------------------------------------------------------
Balance at  November 13, 2001
  (inception)
    Common stock subscribed for
      subscription receivable on
      November 13, 2001                 2,169,689   $ 2,169     $(2,169)                                  $     --
    Net loss for period from
      November 13, 2002
      (inception) through
      January 31, 2002                                                               $ (26,496)            (26,496)
                                       ----------------------------------------------------------------------------
Balance at January 31, 2002             2,169,689     2,169      (2,169)               (26,496)            (26,496)
  Cash received for subscription
    on March 26, 2002                                             2,169                                      2,169
  Net loss for period from
     February 1, 2002 through
     August 31, 2002                                                                  (203,808)            (203,808)
                                       ----------------------------------------------------------------------------

Balance at August 31, 2002              2,169,689   $ 2,169     $    --              $(230,304)          $ (228,135)
                                        =========   =======       =====               =========           ==========



See accompanying notes.

                             CDMI Productions, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company)

                            Statements of Cash Flows

                                                   Period November 13,                         Period November 13,
                                                   2001 (inception) to   February 1, 2002 to   2001 (inception) to
                                                    January 31, 2002      August 31, 2002        August 31, 2002
                                                   ----------------------------------------------------------------
                                                                           (unaudited)          (unaudited)

Operating Activities:
Net loss during development stage                      $ (26,496)         $(203,808)            $ (230,304)

Adjustments to reconcile net loss to net cash
    used in operating activities:
    Depreciation                                              --             13,361                 13,361
     Changes in operating assets and Liabilities:
          Accrued expenses                                 4,500             78,085                 82,585
          Deferred rental income                              --              8,596                  8,596
                                                       ---------          ---------              ---------
Net cash used in operating activities                    (21,996)          (103,766)              (125,762)
                                                       ---------          ---------              ---------
Investing Activities:
Purchase of rental and other equipment                        --           (202,313)              (202,313)
                                                       ---------          ---------              ---------
Net cash used in investing activities                         --           (202,313)              (202,313)
                                                       ---------          ---------              ---------
Financing Activities:
  Advances from affiliates                                15,000            263,000                278,000
  Borrowing from related parties                          15,000             33,398                 48,398
  Cash received for subscription receivable
    For sale of common stock                                                  2,169                  2,169
                                                       ---------          ---------              ---------
Net cash provided by financing activities                 30,000            298,567                328,567
                                                       ---------          ---------
Net increase (decrease) in cash                            8,004             (7,512)                   492

Cash, beginning of period                                   --                8,004                     --
                                                       ---------          ---------              ---------
Cash, end of period                                    $   8,004          $     492              $     492
                                                       =========          =========              =========


See accompanying notes.

                             CDMI Productions, Inc.
                            (A Delaware Corporation)
                          (A Development Stage Company

                          Notes to Financial Statements


1. ORGANIZATION

CDMI Productions, Inc. - a Delaware company - ("the Company") was organized on November 13, 2001 as the Company issued a $2,169 receivable due from the sole stockholder (CDMI Interactive, Inc. - "Interactive") for 2,169,689 shares of common stock. The common stock was valued at $.001 per share as determined to be the fair value by the Board of Directors on that date. The Company is operating as a development stage company and intends to develop and produce motion pictures and, further, may provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

Through August 31, 2002, the Company had no significant revenues and its operations consisted of expenditures for general and administrative expenses.

On September 13, 2002, the Company consummated an Agreement and Plan of Merger whereby Interactive exchanged all the outstanding shares of the Company for a like number of shares of Gamogen, Inc. (name changed to CDMI Productions, Inc. - New York corporation - "CDMIP - NY"). Accordingly, the Company became a wholly owned subsidiary of CDMIP-NY.

The Merger will be accounted for as a business combination using the reverse acquisition method, with the Company being the acquirer for accounting purposes. The assets and liabilities of CDMIP - NY (primarily cash and accrued expenses) will be combined with those of the Company at historical cost. The accounting treatment for the merger will be the purchase method of accounting with no change in the recorded amount of assets and liabilities of either company.

The Company will require substantial additional funds in order to develop and produce motion pictures, product development, marketing and ongoing operations. There is no assurance that such financing will be available or at terms which the Company can meet.

The accompanying financial statements have been prepared on a going-concern basis which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company's ability to continue as a going concern is dependent upon various factors including, among others, its ability to raise additional debt or equity financing. During the periods ended January 31, 2002 and August 31, 2002, the Company had negative cash flow from operations of $21,996 and $108,570 and incurred a net loss of $263,496 and $230,304, respectively. Management believes the Company will be able to raise additional debt or equity financing, or reduce operating expenses which will be sufficient to sustain anticipated operations through at least August 31, 2003. Accordingly, the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts or classifications of liabilities that may result from the outcome of this uncertainty.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

EARNINGS PER SHARE

The Company computes earnings (loss) per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share." Basic earnings
(loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares outstanding during the period. Diluted earnings (loss) per share is computed by dividing the net income (loss) for the period by the weighted average number of shares outstanding during the period including common stock equivalents.

There were no common stock equivalents outstanding for the period November 13, 2001 (inception) to August 31, 2002. Accordingly, a reconciliation of basic to diluted loss per share is omitted since diluted loss per share equals basic loss per share for the period November 13, 2001 (inception) to August 31, 2002.


INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactment of changes in the tax law or rates. The Company's available deferred tax asset of approximately $70,000 arising primarily from the accumulated operating loss carryforwards, has not been reflected in the financial statements because a deferred tax valuation allowance has been recorded for the entire amount. The Company's net operating losses expire beginning in the year 2021.


3. RENTAL AND OTHER EQUIPMENT

Rental and other equipment is stated at cost. Depreciation is provided using the straight-line method of depreciation over the estimated useful lives of the related assets (rental equipment - seven years and other equipment - three years).

Rental equipment is being leased under an operating lease to a company in which the shareholder of the Interactive has an interest. The lease provides for monthly rental of $4,298 and expires in 2007. The lessee has an option to purchase the equipment at the end of the lease at its then fair value.


3. RELATED PARTY TRANSACTIONS

Advances from affiliates consist of:

                                        January 31, 2002        August 31, 2002
                                        ----------------        ---------------
      Due to CDMIP-NY                                            $    128,000
      Due to Interactive                $      15,000                 150,000
                                        -------------            ------------
                                        $      15,000            $    278,000
                                        =============            ============

The loans payable to related parties is $15,000 (January 31) and $ $33,398 to the former principal shareholder of CDMIP-NY, bears interest at 3% a year and is due in May 2003 and $17,192 to an entity controlled by the principal shareholder of Interactive.

Accrued liabilities at August 31, 2002 include $32,085 accrued consulting fees and expenses to the shareholder of Interactive and $4,000 accrued rent to the lessee of the equipment referred to in Note 3 above.

The Company has a consulting agreement with the shareholder of Interactive. The agreement provides for payment of $5,417 per month plus car allowance of $500 per month to September 2003.